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                                                                    EXHIBIT 23.8



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report, dated April 23, 1999, on the financial statements of Tesla Power and Automation, Inc. by reference into Integrated Electrical Services, Inc.'s Amendment No. 3 to Form S-4 (File No. 333-75139) and to all references to our firm.



                                                 BROCKMANN, ARMOUR & CO. LLC


Denver, Colorado
May 26, 1999